UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010 (April 12, 2010)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive

San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 5.07 below, amendments to the Certificate of Incorporation of Brocade Communications Systems, Inc. (the “Company”) to declassify the Board of Directors of the Company and to eliminate the supermajority voting requirements set forth therein (collectively, the “Certificate of Incorporation Amendments”) were approved by the Company’s stockholders at the Annual Meeting of Stockholders held on April 12, 2010 (the “Annual Meeting”). The amendments have also been approved by the Company’s Board of Directors, effective as of approval by the Company’s stockholders at the Annual Meeting. The Certificate of Incorporation Amendments were filed with the Secretary of State of the State of Delaware on April 13, 2010 and became effective as of April 13, 2010 (the “Certificate Effective Date”).

In addition, the Company’s Board of Directors approved amendments to the Company’s bylaws to declassify the Company’s board of directors and to eliminate the supermajority voting requirements set forth therein (the “Bylaw Amendments”) consistent with the Certification of Incorporation Amendments, effective as of the Certificate Effective Date.

The description above is qualified in its entirety by the Certificate of Incorporation Amendments and Bylaw Amendments, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 12, 2010 in San Jose, California. Of the 444,011,854 shares outstanding as of the record date, 383,648,912 shares (approximately 86.4%) were present or represented by proxy at the meeting. The Company’s stockholders approved all of management’s nominees and proposals. Specifically, the election of Renato A. DiPentima, Alan L. Earhart and Sanjay Vaswani; the ratification of the appointment of KPMG LLP as independent registered public accountants; and each of the amendments to the Company’s certificate of incorporation to declassify the Company’s board of directors and to eliminate supermajority voting requirements, were approved by the Company’s stockholders at the Annual Meeting of Stockholders. The results of the voting on the matters submitted to the stockholders are as follows:

1. To elect three Class II Directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Renato A. DiPentima	309,255,822	8,595,843	1,005,410	64,791,837
Alan L. Earhart	310,008,043	7,853,259	995,773	64,791,837
Sanjay Vaswani	309,249,746	8,603,631	1,003,698	64,791,837

In addition, Judy Bruner, David L. House, L. William Krause, John W. Gerdelman, Glenn C. Jones and Michael Klayko continued to serve as directors of the Company after the meeting.

2. To ratify the appointment of KPMG LLP as independent registered public accountants of the Company for the fiscal year ending October 31, 2010.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
376,283,132	7,020,302	345,478	—

3. To amend the Company’s certificate of incorporation to declassify the Company’s board of directors.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
378,730,236	4,182,373	736,303	—

4. To amend the Company’s certificate of incorporation to eliminate supermajority voting requirements.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
378,782,384	4,110,353	756,175	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company effective as of April 13, 2010.

3.2	Amended and Restated Bylaws of the Company effective as of April 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: April 13, 2010	By:	/s/ TYLER WALL
Tyler Wall
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company effective as of April 13, 2010.

3.2	Amended and Restated Bylaws of the Company effective as of April 13, 2010.

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